BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
SEMI-ANNUAL REPORT TO SHAREHOLDERS
MARCH 31, 2001 (UNAUDITED)

                         BLACKROCK STRATEGIC PORTFOLIO I

TOTAL NET ASSETS (3/31/01):  $30.8 million

PERFORMANCE BENCHMARK:       Lehman Brothers Aggregate Index

INVESTMENT APPROACH:         Seeks to maximize total return through the
                             investment in a portfolio of investment grade fixed income securities of foreign and U.S. issuers denominated in foreign currencies, baskets of foreign currencies and the U.S. dollar.

RECENT PORTFOLIO MANAGEMENT ACTIVITY:

o Over the period, yields in the global bond markets declined. Australia outperformed and Canada underperformed within the Dollar Bloc, with the U.K. lagging other sectors in Europe. Japanese Government Bond yields declined to historic lows.

o The global growth outlook was downgraded sharply, led by expectations in Japan and the U.S. Although forward looking manufacturing surveys suggest moderation, resilient domestic demand in the U.K. and the Euro area suggest that these economies can outpace U.S. growth this year.

o Responding to the growth slowdown, all major central banks -- with the exception of the European Central Bank -- eased aggressively during the first quarter. Most central banks maintain a bias towards easing, but may not match aggressive actions by the Federal Reserve.

o The Portfolio's performance was helped by positions in short maturity bonds in Denmark as these yield curves remain steep. The Portfolio also benefited from exposure within Canada. Canadian bonds, whose spreads widened over the period, offered compelling value, while the Canadian dollar has appeared cheap on a fundamental basis and should benefit in the environment of the U.S. dollar's eventual stabilization.

Although the portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2001, the Portfolio is actively managed and the composition will vary.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
       STRATEGIC PORTFOLIO I AND THE LEHMAN BROTHERS AGGREGATE INDEX FROM
                       INCEPTION AND AT EACH QUARTER END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Strategic Portfolio I    Lehman Aggregate Index
10/6/97               $10,000                    $10,000
12/31/97               10,141                     10,101
3/31/98                10,303                     10,135
6/3/98                 10,516                     10,221
9/30/98                11,084                     10,461
12/31/98               11,136                     10,492
3/31/99                11,131                     10,550
6/30/99                11,163                     10,516
9/30/99                11,289                     10,638
12/31/99               11,348                     10,667
3/31/00                11,477                     10,902
6/30/00                11,671                     11,129
9/30/00                11,849                     11,199
12/31/00               12,839                     11,670
3/31/01                13,266                     12,024

                            Performance as of 3/31/01
       ------------------------------------------------------------------
                  STRATEGIC PORTFOLIO I - AVERAGE ANNUAL RETURN
               1 Yr                3 Yr               From Inception
              19.43%               9.99%                   9.47%
       ------------------------------------------------------------------

              PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
SCHEDULE OF INVESTMENTS
MARCH 31, 2001 (UNAUDITED)
------------------------------------------------------------------------------------------------
 PRINCIPAL/SHARE
     AMOUNT
      (000)           DESCRIPTION               MATURITY                                VALUE
------------------------------------------------------------------------------------------------
                      U.S. GOVERNMENT AGENCY OBLIGATIONS            45.6%
                      Freddie Mac               09/15/10
    $14,300              5.75%
                      (COST $12,691,431)                                             $13,185,258
                                                                                     -----------
                      FOREIGN BONDS                                 53.6%
                      CANADA         11.0%
                      Government of Canada      06/01/11
      4,800                 6.00%                                                      3,181,903
                                                                                     -----------
                      DENMARK        22.5%
                      Danske Kredit             10/01/32
     10,937                 8.00%                                                      1,317,745
                      Nykredit Corp.            10/01/32
     10,582                 8.00%                                                      1,272,468
                      Realkredit Danmark        10/01/32
     10,463                 8.00%                                                      1,259,149
                      Totalkredit               10/01/32
     10,929                 8.00%                                                      1,316,781
                      Unikredit Realkredit      10/01/32
     10,906                 8.00%                                                      1,312,719
                                                                                     -----------
                                                                                       6,478,862
                                                                                     -----------
                      NEW ZEALAND    20.1%
                      Inter-American Development Bank
     14,500                 5.75%               04/15/04                               5,810,260
                                                                                     -----------
                      TOTAL FOREIGN BONDS
                      (COST $15,178,352)                                              15,471,025
                                                                                     -----------
                      SHORT TERM INVESTMENTS                         0.8%
                      Federal Home Loan Bank Discount Notes
         200            5.13%                   04/02/01                                 199,972
          26          Galileo Money Market Fund                                           25,524
                                                                                     -----------
                      TOTAL SHORT TERM INVESTMENTS
                      (COST $225,496)                                                    225,496
                                                                                     -----------
                      TOTAL INVESTMENTS IN SECURITIES
                      (COST $28,095,279*)                          100.0%            $28,881,779
                                                                                     ===========
                      ---------------
                      * Also cost for Federal Income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
                      Gross unrealized appreciation                                     $855,699
                      Gross unrealized depreciation                                      (69,199)
                                                                                        --------
                                                                                        $786,500
                                                                                        ========

                 See Accompanying Notes to Financial Statements

                                   BLACKROCK
                      STATEMENT OF ASSETS AND LIABILITIES
                       STRATEGIC PORTFOLIO I (UNAUDITED)

ASSETS

  Investments at value (Cost $28,095,279)                            $28,881,779
  Cash denominated in foreign currencies (Cost $40,810)                   40,286
  Cash                                                                    90,000
  Interest receivable                                                    729,370
  Advisor reimbursement receivable                                         5,865
  Prepaid expenses                                                            43
  Net unrealized appreciation on
    forward foreign currency contracts                                 1,293,862
                                                                     -----------
      TOTAL ASSETS                                                    31,041,205
                                                                     -----------
LIABILITIES

  Distributions payable                                                  154,716
  Administration fees payable                                              1,571
  Transfer agent fees payable                                              1,517
  Other accrued expenses payable                                          23,136
  Futures margin payable                                                   1,081
  Net unrealized depreciation on
    forward foreign currency contracts                                   101,568
                                                                     -----------
      TOTAL LIABILITIES                                                  283,589
                                                                     -----------

NET ASSETS (Applicable to 3,355,441 Institutional shares)            $30,757,616
                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE ($30,757,616 / 3,355,441)                                      $9.17
                                                                     ===========

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
STATEMENT OF OPERATIONS (UNAUDITED)
----------------------------------------------------------------------------------------------

                                                                            For the Six Months
                                                                               Ended 3/31/01
                                                                            ------------------
Investment Income:
   Interest                                                                      $  969,842
                                                                                 ----------
Expenses:
   Investment advisory fee                                                           30,644
   Administration fee                                                                35,241
   Custodian fee                                                                     24,277
   Transfer agent fee                                                                 4,597
   Legal and audit                                                                      106
   Trustees' fees and officer's salary                                                   15
   Other                                                                              1,650
                                                                                 ----------
                                                                                     96,530
Less fees waived                                                                    (56,692)
                                                                                 ----------
   Total expenses                                                                    39,838
                                                                                 ----------
Net investment income                                                               930,004
                                                                                 ----------

Realized and unrealized gain (loss) on investments and foreign currency transactions:
  Net realized gain (loss) from:
   Investment transactions                                                          407,119
   Futures                                                                          370,183
   Foreign currency and forward foreign currency transactions                      (221,432)
                                                                                 ----------
                                                                                    555,870
                                                                                 ----------
Change in unrealized appreciation (depreciation) from:
   Investments                                                                      896,578
   Futures                                                                          (47,593)
   Foreign currency and forward foreign currency transactions                     1,139,372
                                                                                 ----------
                                                                                  1,988,357
                                                                                 ----------
Net gain on investments and foreign currency transactions                         2,544,227
                                                                                 ----------
Net increase in net assets resulting from operations                             $3,474,231
                                                                                 ==========

-------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------

                                                                                          For the Six Months         For the
                                                                                                 Ended              Year Ended
Increase in net assets:                                                                         3/31/01               9/30/00
                                                                                          ------------------       ------------
                                                                                              (Unaudited)
Operations:

   Net investment income                                                                     $   930,004            $ 1,079,760

   Net realized gain on investments, futures contracts and foreign currency related
      transactions                                                                               555,870                210,254

   Net unrealized gain on investments, futures contracts and foreign currency
      related transactions                                                                     1,988,357                126,589
                                                                                             -----------            -----------
   Net increase in net assets resulting from operations                                        3,474,231              1,416,603
                                                                                             -----------            -----------
Distributions to shareholders from:
   Net investment income                                                                      (1,633,050)            (1,103,997)
                                                                                             -----------            -----------

Capital share transactions:
   Proceeds from shares sold                                                                          --             42,959,234
   Net asset value of shares issued in reinvestment
      of dividends                                                                             1,539,785                951,227
   Shares redeemed                                                                            (1,990,240)           (22,070,000)
                                                                                             -----------            -----------
                                                                                                (450,455)            21,840,461
                                                                                             -----------            -----------

   Total increase in net assets                                                                1,390,726             22,153,067
                                                                                             -----------            -----------

Net Assets:

   Beginning of period                                                                        29,366,890              7,213,823
                                                                                             -----------            -----------
   End of period                                                                             $30,757,616            $29,366,890
                                                                                             ===========            ===========

-------------------------------------------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:              For the Six Months      For the        For the        For the Period
                                                              Ended 3/31/01       Year Ended     Year Ended     10/6/97 (a) through
                                                              (Unaudited)          09/30/00        9/30/99            9/30/98
                                                            ------------------    ----------     ----------     -------------------
PER SHARE OPERATING
   PERFORMANCE:

Net asset value, beginning of period                                $8.63            $8.51         $10.46               $10.00
                                                                  -------          -------         ------              -------
   Net investment income                                             0.34             0.57           0.43                 0.51
   Net realized and unrealized gain (loss) on investments            0.67             0.12          (0.28)                0.53
                                                                  -------          -------         ------              -------
      Net increase from investment operations                        1.01             0.69           0.15                 1.04
                                                                  -------          -------         ------              -------
   Distributions from net investment income                         (0.47)           (0.57)         (0.43)               (0.58)
   Distributions from net realized gains                               --               --          (1.67)                  --
                                                                  -------          -------         ------              -------
      Total distributions                                           (0.47)           (0.57)         (2.10)               (0.58)
                                                                  -------          -------         ------              -------
   Net asset value, end of period                                   $9.17            $8.63          $8.51               $10.46
                                                                  =======          =======         ======              =======
TOTAL RETURN                                                       11.96%            8.46%           1.86%              10.84%

RATIOS / SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                          $30,758          $29,367         $7,214              $31,654

Ratio of expenses to average net assets                             0.26%(b)         0.26%          0.31%                0.26%(b)
Ratio of expenses to average net assets (excluding
  interest expense)                                                 0.26%(b)         0.26%          0.26%                0.26%(b)
Ratio of expenses to average net assets (excluding waivers)         0.63%(b)         0.68%          0.68%                0.60%(b)

Ratio of net investment income to average net assets                6.44%(b)         6.67%          4.94%                5.39%(b)
Ratio of net investment income to average net assets
  (excluding waivers)                                               6.07%(b)         6.25%          4.57%                5.05%(b)

Portfolio turnover                                                    84%             324%            78%                 164%

-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Annualized.

                 See Accompanying Notes to Financial Statements

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION AND ACCOUNTING POLICIES

     BlackRock Funds(SM) (the "Fund") was organized on December 22, 1988 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 42 investment portfolios. These financial statements relate to the Fund's Strategic Portfolio I (the "Portfolio"). The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001.

     The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of management estimates. Actual results could differ from the estimates.

     SECURITY VALUATION: Portfolio securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. Portfolio securities which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values for such securities on their respective exchanges. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices or on the basis of quotations provided by a pricing service or dealer which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Fund's Board of Trustees. As of March 31, 2001, there were no securities valued in accordance with such fair value procedures.

     FUTURES TRANSACTIONS: The Portfolio invests in financial futures contracts solely for the purposes of hedging its existing portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The Portfolio invests in futures contracts and options on futures contracts to commit funds awaiting investments in stocks or to maintain cash liquidity or for other hedging purposes. These futures contracts obligate a portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolio is required to deposit

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction. There were no futures contracts held by the Portfolio as of March 31, 2001.

     OPTION SELLING/PURCHASING: The Portfolio may invest in financial options contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio sells or purchases an option an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or loss on investment transactions. The Portfolio as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no options held by the Portfolio at March 31, 2001.

     OTHER: Some countries in which the Portfolio invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for the other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolio may be inhibited.

     FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Portfolio isolates that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     The Portfolio reports certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Portfolio enters into forward foreign currency contracts as a hedge against either specific transactions or portfolio positions. These contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolio's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

     The aggregate principal amounts of the contracts are not recorded as the Portfolio intends to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at March 31, 2001, the Portfolio is obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:

                                                                                    Unrealized
                                                                     Value At       Foreign
Settlement   Currency       Currency                  Contract       March 31,      Exchange
Date         Amount         Sold                      Amount         2001           Gain
-----------------------------------------------------------------------------------------------
04/19/01      26,000,000    Swedish Krone             $  2,694,356   $  2,502,982    $  191,374
04/20/01      55,154,000    Danish Krone                 6,708,916      6,495,796       213,120
04/23/01     940,000,000    Japanese Yen                 7,699,554      7,515,190       184,364
05/09/01      14,602,000    New Zealand Dollar           6,280,028      5,876,823       403,205
05/15/01       6,262,000    European Currency Unit       5,807,629      5,505,830       301,799
                                                      -----------    ------------    ----------
                                                      $29,190,483    $ 27,896,621    $1,293,862
                                                      ===========    ============    ==========

                                                                                    Unrealized
                                                                     Value At       Foreign
Settlement   Currency       Currency                  Contract       March 31,      Exchange
Date         Amount         Bought                    Amount         2001           Loss
-----------------------------------------------------------------------------------------------
04/19/01      26,000,000    Swedish Krone             $2,569,678     $2,636,374      $  (66,696)
04/23/01       5,500,000    Canadian Dollar            3,524,218      3,559,090         (34,872)
                                                      ----------     ----------      ----------
                                                      $6,093,896     $6,195,464      $(101,568)
                                                      ==========     ==========      ==========

     SECURITY TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of specific identification method for both financial reporting and federal income purposes. Interest income is recorded on the accrual basis and the Fund accretes premium or amortizes discount on securities purchased using the interest method.

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide") was issued, and is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to classify gains and losses on mortgage and asset-backed securities presently included in realized and gains and losses, as part of interest income. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and unrealized

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

     TAXES: No provision is made for federal taxes as its the Fund's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are declared by the Portfolio each day on "settled" shares (i.e. shares for which the Portfolio has received payment) and are paid monthly. Net realized capital gains, if any, will be distributed at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences between generally accepted accounting principles and tax accounting principles related to the character of income and expense recognition.

NOTE 2.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, BlackRock Financial Management ("BFM"), a wholly-owned subsidiary of BlackRock Advisors, Inc. ("BlackRock"), serves as investment adviser to the Portfolio. For its advisory services, BFM, is entitled to receive fees, computed daily and paid monthly, at the annual rate of 0.20% of the Portfolio's average daily net assets.

     BFM may, at its discretion, waive all or any portion of its advisory fee for the Portfolio and may reimburse the Portfolio for certain operating expenses. For the six months ended March 31, 2001, advisory fees and waiver for the Portfolio were as follows:

                      GROSS                                    NET
                    ADVISORY                                ADVISORY
                       FEE                WAIVER               FEE
                    --------             --------           ---------
                    $ 30,644             $ 30,644             $   0

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

     PFPC Inc. ("PFPC"), an indirect subsidiary of The PNC Financial Services Group, Inc. and BlackRock act as co-administrators for the Fund. For theses services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio, at the following annual rates: 0.085% of the first $500 million, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentage of average daily net assets of the Portfolio: 0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess of $1 billion.

     PFPC and BlackRock may, at their discretion, waive all or any portion of their administration fees for the Portfolio. For the six months ended March 31, 2001, administration fees and waivers for the Portfolio were as follows:

         GROSS                                               NET
    ADMINISTRATION                                     ADMINISTRATION
         FEE                     WAIVER                      FEE
    --------------              --------               --------------
       $ 35,241                 $ 26,048                  $ 9,193

     In addition, PFPC Trust Co., an indirect subsidiary of The PNC Financial Services Group, Inc., serves as custodian for the Portfolio. PFPC Inc. serves as transfer and dividend disbursing agent.

NOTE 3.  PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments and government securities, for the six months ended March 31, 2001 were $5,414,910 and $4,904,141 respectively. Purchases and sales of government securities for the six months ended March 31, 2001, were $0 and $760,402 respectively.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 4.  CAPITAL SHARES

Transactions in capital shares were as follows:

                                                                      For the
                                                    For the            Year
                                                  Six Months           Ended
                                                 Ended 3/31/01        9/30/00
                                                 -------------      ----------

Shares sold ...................................          --          5,042,008
Shares issued in reinvestment
of dividends ..................................     171,793            113,270
Shares redeemed ...............................    (217,989)        (2,601,481)
                                                   --------         ----------
Net increase (decrease) .......................     (46,196)         2,553,797
                                                   ========         ==========

As of March 31, 2001, three shareholders held approximately 66% of the outstanding shares of the portfolio.

NOTE 5.  AT MARCH 31, 2001, NET ASSETS CONSISTED OF:

Capital  paid-in .................................................  $28,788,525

Undistributed net investment income ..............................       39,287
Accumulated net realized loss on investments,
futures contracts and foreign currency related transactions ......      (29,502)
Net unrealized gain on investments, futures contracts
and foreign currency related transactions ........................    1,959,306
                                                                    -----------
                                                                    $30,757,616
                                                                    ===========

At September 30, 2000, deferred post-October losses for the Portfolio were $276,180.

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                                       12

INVESTMENT ADVISER                   CO-ADMINISTRATOR AND TRANSFER AGENT
BlackRock Financial Management       PFPC Inc.
Wilmington, Delaware 19809           Wilmington, Delaware 19809

CUSTODIAN                            DISTRIBUTOR
PFPC Trust Co.                       BlackRock Distributors, Inc.
Philadelphia, Pennsylvania 19153     King of Prussia, Pennsylvania 19406

                                     CO-ADMINISTRATOR
                                     BlackRock Advisors, Inc.
                                     Wilmington, Delaware 19809

                                     COUNSEL
                                     Simpson, Thatcher & Bartlett
                                     New York, New York 10017
                                     (A partnership which includes
                                     professional corporations)

                                     INDEPENDENT ACCOUNTANTS
                                     PricewaterhouseCoopers LLP
                                     Philadelphia, Pennsylvania 19103

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The BlackRock Funds
103 Bellevue Parkway
Wilmington, DE 19809

--------------------------------------------------------------------------------
SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------